1933 Act File Number 333-03715

Rule 497(e)

Supplement dated August 29, 2007 to the Prospectus dated October 30, 2006

Nuveen Investment Trust (the “Registrant”)

Nuveen Large-Cap Value Fund,

Nuveen Balanced Municipal and Stock Fund

and Nuveen Balanced Stock and Bond Fund

(each, a “Fund” and collectively, the “Funds”)

As set forth in that certain Joint Proxy Statement of the Registrant, on behalf each of the Funds, dated August 29, 2007 (the “Proxy Statement”), among other proposals, for the Nuveen Large-Cap Value Fund (“Large-Cap Value Fund”), Nuveen Asset Management, the Funds’ investment adviser, has proposed adding two sub-advisers to the Fund and changing the Fund’s investment objective. These changes are designed to provide greater diversification within the Fund, while offering the potential for improved risk-adjusted returns. The additional sub-advisers are Symphony Asset Management LLC (“Symphony”) and HydePark Investment Strategies, LLC (“HydePark”).

Symphony manages the investment portfolios of certain other Nuveen funds. Symphony specializes in the management of market neutral equity and debt strategies, long-term equity and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994. Symphony is an indirect wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). As of June 30, 2007, Symphony managed over $10 billion in assets. The business address of Symphony is 555 California Street, San Francisco, California 94104.

HydePark specializes in the management of quantitatively-driven enhanced equity strategies for institutional investors. HydePark is an indirect wholly-owned subsidiary of Nuveen. As of June 30, 2007, HydePark managed over $400 million in assets. The business address of HydePark is 111 West Jackson Boulevard, Suite 1411, Chicago, Illinois 60604.

NAM has also proposed the change of the Large-Cap Value Fund’s investment objective as follows:

Current Investment Objective	Proposed Investment Objective
To provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.	To provide investors long-term capital appreciation.

The Board of Trustees of the Funds has unanimously approved these proposals. However, to effect these changes, securities laws require Large-Cap Value Fund’s shareholders to approve sub-advisory agreements with Symphony and HydePark, as well as the change in the Fund’s investment objective. The Special Meeting of Shareholders called, in part, to consider these proposals is scheduled to be held on October 12, 2007.

In addition, notwithstanding anything in the Prospectus to the contrary, Jerrold K. Senser, CFA and Thomas R. Wenzel, CFA are the portfolio managers of the portion of the assets of each of the three Funds managed by Institutional Capital LLC.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE.